UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21672

Name of Fund: S&P 500(R) Covered Call Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      S&P 500(R) Covered Call Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (212) 449-8118

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

S&P 500(R)
Covered Call Fund Inc.

Semi-Annual Report
June 30, 2006

[LOGO] IQ INVESTMENT                [LOGO] PEA Capital
       ADVISORS                            A company of Allianz Global Investors

S&P 500(R) Covered Call Fund Inc.

Proxy Results

During the six-month period ended June 30, 2006, S&P 500(R) Covered Call Fund Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted      Shares Withheld
                                                                                For             From Voting
-------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Alan R. Batkin               15,949,714           327,197
                                                Andrew J. Donohue            15,962,058           314,853
                                                Paul Glasserman              15,959,808           317,103
                                                Steven W. Kohlhagen          15,955,273           321,638
                                                William J. Rainer            15,955,012           321,899
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Andrew J. Donohue gave notice to the Fund and the Advisor of his intention to resign his positions as a Director and Officer of the Fund and as an Officer of the Advisor in May 2006 in order to assume the role of director of the Securities and Exchange Commission's Division of Investment Management.
--------------------------------------------------------------------------------

Officers and Directors

Alan R. Batkin, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit Committee
Steven W. Kohlhagen, Director
William J. Rainer, Director and Chairman of the Nominating and Corporate
  Governance Committee
Mitchell M. Cox, President
Donald C. Burke, Vice President, Secretary and Treasurer
Martin G. Byrne, Chief Legal Officer
Jeffrey Hiller, Chief Compliance Officer
Justin C. Ferri, Vice President
Jay M. Fife, Vice President
Colleen R. Rusch, Vice President

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

BEP


2       S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

Portfolio Information

As of June 30, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ..........................................             3.2%
General Electric Co. .......................................             3.0
Citigroup, Inc. ............................................             2.1
Bank of America Corp. ......................................             1.9
Microsoft Corp. ............................................             1.8
The Procter & Gamble Co. ...................................             1.6
Johnson & Johnson ..........................................             1.5
Pfizer, Inc. ...............................................             1.5
American International Group, Inc. .........................             1.3
Altria Group, Inc. .........................................             1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ................................             8.2%
Pharmaceuticals ............................................             6.5
Diversified Financial Services .............................             5.5
Insurance ..................................................             4.7
Commercial Banks ...........................................             4.3
--------------------------------------------------------------------------------

                                                                      Percent of
S&P 500 Index Sector Weightings                                Total Investments
--------------------------------------------------------------------------------
Financials .................................................            21.2%
Information Technology .....................................            14.7
Health Care ................................................            12.1
Industrials ................................................            11.6
Consumer Discretionary .....................................            10.1
Energy .....................................................            10.1
Consumer Staples ...........................................             9.5
Utilities ..................................................             3.3
Telecommunication Services .................................             3.3
Materials ..................................................             3.0
Other* .....................................................             1.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in options and short-term investments.

      For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry and sector sub-classifications for reporting ease.


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006          3

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this shareholder report for S&P 500(R) Covered Call Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by PEA Capital LLC, the Fund's subadviser.

How did the Fund perform during the six-month period?

The investment objective of S&P 500(R) Covered Call Fund Inc. (the "Fund") is to seek total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the Chicago Board Options Exchange ("CBOE(R)") S&P 500(R) BuyWrite Index (the "BXM(SM) Index"). For the six-month period ended June 30, 2006, the Common Stock of the Fund had a total investment return of +4.28%, based on a change in per share net asset value from $17.62 to $17.35 and assuming reinvestment of all distributions. The Fund's unmanaged benchmark, the BXM Index, returned +4.89% during the same period.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the six-month period.

During the six-month period, the broad market produced positive single-digit returns across the major domestic equity indexes, with the exception of the technology-heavy Nasdaq 100 Index, which produced slightly negative returns. There were, however, periods of extreme uncertainty in the marketplace due to concerns about the significant growth in energy and commodity prices and their potential impact on inflation measures. Concerns that inflation would rise more quickly than expected left the Federal Reserve Board in the tenuous situation of potentially needing to raise rates more quickly than expected, just as the economy appeared to be slowing. As a result, the market had a sell-off of almost 8% during the second quarter, with a rally of approximately 3% in the last two weeks of the quarter. Volatility (as measured by the CBOE Volatility Index(R) ("VIX(R)"), a broadly accepted measure of the anticipated volatility of the Standard and Poor's 500(R) Index ("S&P 500(R) Index")) experienced one of its largest spikes in history, more than doubling during the sell-off and fading as the Federal Reserve Board made comments indicating that inflation was under control and that their multi-year rate increase program may be coming to an end. Because higher volatility results in higher option prices, all else being equal, we were able to generate larger option premiums from our monthly option sales during May and June.


4       S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

How did you manage the portfolio during the six-month period?

The Fund owns a portfolio of stocks invested to substantially replicate the S&P 500 Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. The Fund also sells one-month, at-the-money S&P 500 Index call options. Options are sold the third Friday of every month and cash-settled at expiration. Since the options are written at the money, any net upward move for the S&P 500 Index will result in cash settlement. If the S&P 500 Index settles below the strike price of the option, the Fund keeps the entire option premium. In addition to the option positions, we actively rebalance our underlying S&P 500 Index individual stock positions to ensure that the weight of each individual security in the Fund matches its weight in the S&P 500 Index.

How would you characterize the Fund's position at the close of the six-month period?

We believe the Fund is appropriately positioned to deliver its stated goal of replicating the returns (less fees and expenses) of the BXM Index. As a result of the Fund's investment process and positions, we believe the Fund is poised to meet its objectives.

Greg Tournant
Portfolio Manager

July 13, 2006

"S&P 500" and "Standard & Poor's 500" are registered trademarks of the McGraw-Hill Companies.

"CBOE," "Volatility Index" and "VIX" are registered trademarks and "BXM" is a service mark of the Chicago Board Options Exchange.


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006          5

Schedule of Investments

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Aerospace & Defense--2.4%
                Boeing Co.                                 20,753      $  1,699,878
                General Dynamics Corp.                     10,477           685,824
                Goodrich Corp.                              3,216           129,573
                Honeywell International, Inc.              21,479           865,604
                L-3 Communications Holdings, Inc.           3,166           238,780
                Lockheed Martin Corp.                       9,192           659,434
                Northrop Grumman Corp.                      8,922           571,543
                Raytheon Co.                               11,581           516,165
                Rockwell Collins, Inc.                      4,449           248,566
                United Technologies Corp.                  26,237         1,663,951
                                                                       ------------
                                                                          7,279,318
-----------------------------------------------------------------------------------
Air Freight & Logistics--1.1%
                FedEx Corp.                                 7,920           925,531
                United Parcel Service, Inc. Class B        28,151         2,317,672
                                                                       ------------
                                                                          3,243,203
-----------------------------------------------------------------------------------
Airlines--0.1%
                Southwest Airlines Co.                     18,330           300,062
-----------------------------------------------------------------------------------
Auto Components--0.2%
                Cooper Tire & Rubber Co.                    1,592            17,735
                The Goodyear Tire & Rubber Co. (a)          4,600            51,060
                Johnson Controls, Inc.                      5,060           416,033
                                                                       ------------
                                                                            484,828
-----------------------------------------------------------------------------------
Automobiles--0.4%
                Ford Motor Co.                             48,689           337,415
                General Motors Corp.                       14,678           437,258
                Harley-Davidson, Inc.                       6,973           382,748
                                                                       ------------
                                                                          1,157,421
-----------------------------------------------------------------------------------
Beverages--2.2%
                Anheuser-Busch Cos., Inc.                  20,058           914,444
                Brown-Forman Corp. Class B                  2,150           153,617
                The Coca-Cola Co.                          53,194         2,288,406
                Coca-Cola Enterprises, Inc.                 7,878           160,475
                Constellation Brands, Inc. Class A (a)      5,162           129,050
                Molson Coors Brewing Co. Class B            1,495           101,481
                Pepsi Bottling Group, Inc.                  3,482           111,946
                PepsiCo, Inc.                              42,889         2,575,056
                                                                       ------------
                                                                          6,434,475
-----------------------------------------------------------------------------------
Biotechnology--1.2%
                Amgen, Inc. (a)                            30,607         1,996,495
                Biogen Idec, Inc. (a)                       8,925           413,495
                Genzyme Corp. (a)                           6,757           412,515
                Gilead Sciences, Inc. (a)                  11,810           698,680
                MedImmune, Inc. (a)                         6,457           174,985
                                                                       ------------
                                                                          3,696,170
-----------------------------------------------------------------------------------
Building Products--0.2%
                American Standard Cos., Inc.                4,592           198,696
                Masco Corp.                                10,309           305,559
                                                                       ------------
                                                                            504,255
-----------------------------------------------------------------------------------
Capital Markets--3.5%
                Ameriprise Financial, Inc.                  6,344           283,386
                The Bank of New York Co., Inc.             20,031           644,998
                The Bear Stearns Cos., Inc.                 3,130           438,450
                The Charles Schwab Corp.                   26,779           427,928
                E*Trade Financial Corp. (a)                11,067           252,549
                Federated Investors, Inc. Class B           2,191            69,016
                Franklin Resources, Inc.                    3,981           345,591
                Goldman Sachs Group, Inc.                  11,216         1,687,223
                Janus Capital Group, Inc.                   5,493            98,325
                Legg Mason, Inc.                            3,428           341,155
                Lehman Brothers Holdings, Inc.             13,897           905,390
                Mellon Financial Corp.                     10,734           369,572
                Merrill Lynch & Co., Inc. (b)              23,982         1,668,188
                Morgan Stanley                             27,799         1,757,175
                Northern Trust Corp.                        4,811           266,048
                State Street Corp.                          8,626           501,084
                T. Rowe Price Group, Inc.                   6,892           260,587
                                                                       ------------
                                                                         10,316,665
-----------------------------------------------------------------------------------
Chemicals--1.5%
                Air Products & Chemicals, Inc.              5,819           371,950
                Ashland, Inc.                               1,848           123,262
                The Dow Chemical Co.                       24,960           974,189
                E.I. du Pont de Nemours & Co.              23,911           994,698
                Eastman Chemical Co.                        2,123           114,642
                Ecolab, Inc.                                4,727           191,822
                Hercules, Inc. (a)                          2,950            45,017
                International Flavors & Fragrances, Inc.    2,052            72,312
                Monsanto Co.                                7,022           591,182
                PPG Industries, Inc.                        4,299           283,734
                Praxair, Inc.                               8,387           452,898
                Rohm & Haas Co.                             3,773           189,103
                Sigma-Aldrich Corp.                         1,738           126,248
                                                                       ------------
                                                                          4,531,057
-----------------------------------------------------------------------------------
Commercial Banks--4.3%
                AmSouth Bancorp                             8,983           237,600
                BB&T Corp.                                 14,275           593,697
                Comerica, Inc.                              4,210           218,878
                Commerce Bancorp, Inc.                      4,781           170,538
                Compass Bancshares, Inc.                    3,351           186,316
                Fifth Third Bancorp                        14,444           533,706
                First Horizon National Corp.                3,200           128,640
                Huntington Bancshares, Inc.                 6,367           150,134
                KeyCorp                                    10,490           374,283
                M&T Bank Corp.                              2,055           242,326
                Marshall & Ilsley Corp.                     5,848           267,488
                National City Corp.                        14,079           509,519
                North Fork Bancorp., Inc.                  12,074           364,273
                PNC Financial Services Group, Inc.          7,683           539,116
                Regions Financial Corp.                    11,839           392,108
                SunTrust Banks, Inc.                        9,438           719,742
                Synovus Financial Corp.                     8,376           224,309
                U.S. Bancorp                               46,195         1,426,502
                Wachovia Corp.                             41,747         2,257,678
                Wells Fargo & Co.                          43,603         2,924,889
                Zions Bancorp.                              2,755           214,725
                                                                       ------------
                                                                         12,676,467
-----------------------------------------------------------------------------------
Commercial Services & Supplies--0.7%
                Allied Waste Industries, Inc. (a)           6,279            71,329
                Avery Dennison Corp.                        2,857           165,877
                Cendant Corp.                              25,960           422,888
                Cintas Corp.                                3,580           142,341
                Equifax, Inc.                               3,341           114,730
                Monster Worldwide, Inc. (a)                 3,332           142,143
                Pitney Bowes, Inc.                          5,762           237,971
                RR Donnelley & Sons Co.                     5,610           179,239
                Robert Half International, Inc.             4,458           187,236
                Waste Management, Inc.                     14,148           507,630
                                                                       ------------
                                                                          2,171,384


6       S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Communications Equipment--2.8%
                ADC Telecommunications, Inc. (a)            3,043      $     51,305
                Andrew Corp. (a)                            4,144            36,716
                Avaya, Inc. (a)                            10,668           121,829
                Ciena Corp. (a)                            15,253            73,367
                Cisco Systems, Inc. (a)                   158,440         3,094,333
                Comverse Technology, Inc. (a)               5,243           103,654
                Corning, Inc. (a)                          40,425           977,881
                JDS Uniphase Corp. (a)                     43,730           110,637
                Juniper Networks, Inc. (a)                 14,683           234,781
                Lucent Technologies, Inc. (a)             116,272           281,378
                Motorola, Inc.                             64,105         1,291,716
                QUALCOMM, Inc.                             43,504         1,743,205
                Tellabs, Inc. (a)                          11,630           154,795
                                                                       ------------
                                                                          8,275,597
-----------------------------------------------------------------------------------
Computers & Peripherals--3.4%
                Apple Computer, Inc. (a)                   22,074         1,260,867
                Dell, Inc. (a)                             58,958         1,439,165
                EMC Corp. (a)                              61,371           673,240
                Gateway, Inc. (a)                           6,860            13,034
                Hewlett-Packard Co.                        72,400         2,293,632
                International Business Machines Corp.      40,239         3,091,160
                Lexmark International, Inc. Class A (a)     2,734           152,639
                NCR Corp. (a)                               4,724           173,087
                Network Appliance, Inc. (a)                 9,712           342,834
                QLogic Corp. (a)                            4,184            72,132
                Sandisk Corp. (a)                           5,070           258,469
                Sun Microsystems, Inc. (a)                 90,780           376,737
                                                                       ------------
                                                                         10,146,996
-----------------------------------------------------------------------------------
Construction & Engineering--0.1%
                Fluor Corp.                                 2,272           211,137
-----------------------------------------------------------------------------------
Construction Materials--0.1%
                Vulcan Materials Co.                        2,612           203,736
-----------------------------------------------------------------------------------
Consumer Finance--1.0%
                American Express Co.                       32,023         1,704,264
                Capital One Financial Corp.                 7,865           672,064
                SLM Corp.                                  10,664           564,339
                                                                       ------------
                                                                          2,940,667
-----------------------------------------------------------------------------------
Containers & Packaging--0.2%
                Ball Corp.                                  2,718           100,675
                Bemis Co.                                   2,724            83,409
                Pactiv Corp. (a)                            3,664            90,684
                Sealed Air Corp.                            2,118           110,305
                Temple-Inland, Inc.                         2,867           122,908
                                                                       ------------
                                                                            507,981
-----------------------------------------------------------------------------------
Distributors--0.1%
                Genuine Parts Co.                           4,482           186,720
-----------------------------------------------------------------------------------
Diversified Consumer Services--0.1%
                Apollo Group, Inc. Class A (a)              3,637           187,924
                H&R Block, Inc.                             8,524           203,383
                                                                       ------------
                                                                            391,307
-----------------------------------------------------------------------------------
Diversified Financial Services--5.5%
                Bank of America Corp.                     118,442         5,697,060
                CIT Group, Inc.                             5,167           270,182
                Citigroup, Inc.                           129,024         6,224,118
                JPMorgan Chase & Co.                       90,179         3,787,518
                Moody's Corp.                               6,341           345,331
                                                                       ------------
                                                                         16,324,209
-----------------------------------------------------------------------------------
Diversified Telecommunication Services--2.6%
                AT&T, Inc.                                100,909         2,814,352
                BellSouth Corp.                            46,946         1,699,445
                CenturyTel, Inc.                            3,016           112,044
                Citizens Communications Co.                 8,434           110,064
                Embarq Corp. (a)                            3,869           158,590
                Qwest Communications
                  International Inc. (a)                   40,628           328,681
                Verizon Communications, Inc.               75,714         2,535,662
                                                                       ------------
                                                                          7,758,838
-----------------------------------------------------------------------------------
Electric Utilities--1.5%
                Allegheny Energy, Inc. (a)                  4,240           157,177
                American Electric Power Co., Inc.          10,224           350,172
                Edison International                        8,457           329,823
                Entergy Corp.                               5,397           381,838
                Exelon Corp.                               17,351           986,057
                FPL Group, Inc.                            10,492           434,159
                FirstEnergy Corp.                           8,561           464,092
                PPL Corp.                                   9,875           318,963
                Pinnacle West Capital Corp.                 2,574           102,728
                Progress Energy, Inc.                       6,566           281,484
                The Southern Co.                           19,259           617,251
                                                                       ------------
                                                                          4,423,744
-----------------------------------------------------------------------------------
Electrical Equipment--0.5%
                American Power Conversion Corp.             4,403            85,814
                Cooper Industries Ltd. Class A              2,399           222,915
                Emerson Electric Co.                       10,654           892,912
                Rockwell Automation, Inc.                   4,607           331,750
                                                                       ------------
                                                                          1,533,391
-----------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.3%
                Agilent Technologies, Inc. (a)             11,052           348,801
                Jabil Circuit, Inc.                         4,622           118,323
                Molex, Inc.                                 3,685           123,705
                Sanmina-SCI Corp. (a)                      13,830            63,618
                Solectron Corp. (a)                        23,734            81,170
                Symbol Technologies, Inc.                   6,586            71,063
                Tektronix, Inc.                             2,171            63,871
                                                                       ------------
                                                                            870,551
-----------------------------------------------------------------------------------
Energy Equipment & Services--2.0%
                BJ Services Co.                             8,344           310,897
                Baker Hughes, Inc.                          8,852           724,536
                Halliburton Co.                            13,397           994,191
                Nabors Industries Ltd. (a)                  8,056           272,212
                National Oilwell Varco, Inc. (a)            4,542           287,599
                Noble Corp.                                 3,577           266,200
                Rowan Cos., Inc.                            2,860           101,787
                Schlumberger Ltd.                          30,623         1,993,864
                Transocean, Inc. (a)                        8,429           677,017
                Weatherford International Ltd. (a)          9,050           449,061
                                                                       ------------
                                                                          6,077,364
-----------------------------------------------------------------------------------


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006          7

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Food & Staples Retailing--2.4%
                CVS Corp.                                  21,241      $    652,099
                Costco Wholesale Corp.                     12,237           699,100
                The Kroger Co.                             18,777           410,465
                SUPERVALU Inc.                              5,308           162,956
                SYSCO Corp.                                16,054           490,610
                Safeway, Inc.                              11,683           303,758
                Wal-Mart Stores, Inc.                      64,894         3,125,944
                Walgreen Co.                               26,217         1,175,570
                Whole Foods Market, Inc.                    3,637           235,096
                                                                       ------------
                                                                          7,255,598
-----------------------------------------------------------------------------------
Food Products--1.2%
                ArcherDanielsMidland Co.                   16,986           701,182
                Campbell Soup Co.                           4,810           178,499
                ConAgra Foods, Inc.                        13,480           298,043
                Dean Foods Co. (a)                          3,531           131,318
                General Mills, Inc.                         9,238           477,235
                HJ Heinz Co.                                8,696           358,449
                The Hershey Co.                             4,610           253,873
                Kellogg Co.                                 6,330           306,562
                McCormick & Co., Inc.                       3,429           115,043
                Sara Lee Corp.                             19,729           316,059
                Tyson Foods, Inc. Class A                   6,538            97,155
                Wm. Wrigley Jr. Co.                         5,763           261,410
                                                                       ------------
                                                                          3,494,828
-----------------------------------------------------------------------------------
Gas Utilities--0.0%
                Nicor, Inc.                                 1,153            47,850
                Peoples Energy Corp.                          991            35,587
                                                                       ------------
                                                                             83,437
-----------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.5%
                Bausch & Lomb, Inc.                         1,391            68,215
                Baxter International, Inc.                 16,995           624,736
                Becton Dickinson & Co.                      6,419           392,393
                Biomet, Inc.                                6,387           199,849
                Boston Scientific Corp. (a)                31,535           531,049
                CR Bard, Inc.                               2,690           197,069
                Hospira, Inc. (a)                           4,055           174,122
                Medtronic, Inc.                            31,327         1,469,863
                St. Jude Medical, Inc. (a)                  9,369           303,743
                Stryker Corp.                               7,590           319,615
                Zimmer Holdings, Inc. (a)                   6,440           365,277
                                                                       ------------
                                                                          4,645,931
-----------------------------------------------------------------------------------
Health Care Providers & Services--2.7%
                Aetna, Inc.                                14,716           587,610
                AmerisourceBergen Corp.                     5,448           228,380
                Cardinal Health, Inc.                      10,840           697,337
                Caremark Rx, Inc.                          11,483           572,657
                Cigna Corp.                                 3,109           306,268
                Coventry Health Care, Inc. (a)              4,165           228,825
                Express Scripts, Inc. (a)                   3,816           273,760
                HCA, Inc.                                  10,592           457,045
                Health Management Associates, Inc.
                  Class A                                   6,249           123,168
                Humana, Inc. (a)                            4,274           229,514
                Laboratory Corp. of America Holdings (a)    3,241           201,687
                Manor Care, Inc.                            2,045            95,951
                McKesson Corp.                              7,893           373,181
                Medco Health Solutions, Inc. (a)            7,830           448,502
                Patterson Cos., Inc. (a)                    3,599           125,713
                Quest Diagnostics, Inc.                     4,218           252,743
                Tenet Healthcare Corp. (a)                 12,216            85,268
                UnitedHealth Group, Inc.                   34,960         1,565,509
                WellPoint, Inc. (a)                        16,543         1,203,834
                                                                       ------------
                                                                          8,056,952
-----------------------------------------------------------------------------------
Health Care Technology--0.0%
                IMS Health, Inc.                            5,184           139,190
-----------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.5%
                Carnival Corp.                             11,273           470,535
                Darden Restaurants, Inc.                    3,348           131,911
                Harrah's Entertainment, Inc.                4,796           341,379
                Hilton Hotels Corp.                         8,585           242,784
                International Game Technology               8,801           333,910
                Marriott International, Inc. Class A        8,487           323,524
                McDonald's Corp.                           32,341         1,086,658
                Starbucks Corp. (a)                        19,919           752,141
                Starwood Hotels & Resorts
                  Worldwide, Inc.                           5,638           340,197
                Wendy's International, Inc.                 3,028           176,502
                Yum! Brands, Inc.                           7,058           354,806
                                                                       ------------
                                                                          4,554,347
-----------------------------------------------------------------------------------
Household Durables--0.6%
                Black & Decker Corp.                        1,973           166,640
                Centex Corp.                                3,150           158,445
                DR Horton, Inc.                             7,060           168,169
                Fortune Brands, Inc.                        3,806           270,264
                Harman International Industries, Inc.       1,737           148,288
                KB HOME                                     1,956            89,683
                Leggett & Platt, Inc.                       4,733           118,230
                Lennar Corp. Class A                        3,619           160,575
                Newell Rubbermaid, Inc.                     7,184           185,563
                Pulte Homes, Inc.                           5,534           159,324
                Snap-On, Inc.                               1,508            60,953
                The Stanley Works                           1,835            86,649
                Whirlpool Corp.                             2,025           167,366
                                                                       ------------
                                                                          1,940,149
-----------------------------------------------------------------------------------
Household Products--2.2%
                Clorox Co.                                  3,916           238,759
                Colgate-Palmolive Co.                      13,358           800,144
                Kimberly-Clark Corp.                       11,933           736,266
                The Procter & Gamble Co.                   85,168         4,735,341
                                                                       ------------
                                                                          6,510,510
-----------------------------------------------------------------------------------
IT Services--1.0%
                Affiliated Computer Services, Inc.
                Class A (a)                                 3,078           158,856
                Automatic Data Processing, Inc.            14,960           678,436
                Computer Sciences Corp. (a)                 4,875           236,145
                Convergys Corp. (a)                         3,638            70,941
                Electronic Data Systems Corp.              13,455           323,727
                First Data Corp.                           19,869           894,900
                Fiserv, Inc. (a)                            4,561           206,887
                Paychex, Inc.                               8,674           338,113
                Sabre Holdings Corp. Class A                3,445            75,790
                Unisys Corp. (a)                            8,903            55,911
                                                                       ------------
                                                                          3,039,706
-----------------------------------------------------------------------------------


8       S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Independent Power Producers & Energy
Traders--0.4%
                The AES Corp. (a)                          17,087      $    315,255
                Constellation Energy Group, Inc.            4,645           253,245
                Dynegy, Inc. Class A (a)                    9,581            52,408
                TXU Corp.                                  12,001           717,540
                                                                       ------------
                                                                          1,338,448
-----------------------------------------------------------------------------------
Industrial Conglomerates--4.1%
                3M Co.                                     19,568         1,580,507
                General Electric Co.                      269,879         8,895,212
                Textron, Inc.                               3,377           311,292
                Tyco International Ltd.                    52,858         1,453,595
                                                                       ------------
                                                                         12,240,606
-----------------------------------------------------------------------------------
Insurance--4.7%
                ACE Ltd.                                    8,440           426,980
                AMBAC Financial Group, Inc.                 2,744           222,538
                Aflac, Inc.                                12,942           599,862
                The Allstate Corp.                         16,490           902,498
                American International Group, Inc.         67,415         3,980,856
                Aon Corp.                                   8,270           287,961
                Chubb Corp.                                10,769           537,373
                Cincinnati Financial Corp.                  4,499           211,498
                Genworth Financial, Inc. Class A            9,468           329,865
                Hartford Financial Services Group, Inc.     7,867           665,548
                Lincoln National Corp.                      7,454           420,704
                Loews Corp.                                10,539           373,608
                MBIA, Inc.                                  3,496           204,691
                Marsh & McLennan Cos., Inc.                14,260           383,451
                MetLife, Inc.                              19,690         1,008,325
                Principal Financial Group, Inc.             7,189           400,068
                The Progressive Corp.                      20,309           522,144
                Prudential Financial, Inc.                 12,770           992,229
                Safeco Corp.                                3,094           174,347
                The St. Paul Travelers Cos., Inc.          18,072           805,650
                Torchmark Corp.                             2,606           158,236
                UnumProvident Corp.                         7,771           140,888
                XL Capital Ltd. Class A                     4,680           286,884
                                                                       ------------
                                                                         14,036,204
-----------------------------------------------------------------------------------
Internet & Catalog Retail--0.1%
                Amazon.com, Inc. (a)                        8,027           310,484
-----------------------------------------------------------------------------------
Internet Software & Services--1.5%
                eBay, Inc. (a)                             30,011           879,022
                Google, Inc. Class A (a)                    5,349         2,242,996
                VeriSign, Inc. (a)                          6,363           147,431
                Yahoo!, Inc. (a)                           32,542         1,073,886
                                                                       ------------
                                                                          4,343,335
-----------------------------------------------------------------------------------
Leisure Equipment & Products--0.2%
                Brunswick Corp.                             2,458            81,728
                Eastman Kodak Co.                           7,454           177,256
                Hasbro, Inc.                                4,468            80,915
                Mattel, Inc.                               10,108           166,883
                                                                       ------------
                                                                            506,782
-----------------------------------------------------------------------------------
Life Sciences Tools & Services--0.3%
                Applera Corp.--Applied
                  Biosystems Group                          4,804           155,409
                Fisher Scientific International (a)         3,222           235,367
                Millipore Corp. (a)                         1,380            86,926
                PerkinElmer, Inc.                           3,287            68,698
                Thermo Electron Corp. (a)                   4,249           153,984
                Waters Corp. (a)                            2,687           119,303
                                                                       ------------
                                                                            819,687
-----------------------------------------------------------------------------------
Machinery--1.6%
                Caterpillar, Inc.                          17,380         1,294,462
                Cummins, Inc.                               1,206           147,433
                Danaher Corp.                               6,123           393,831
                Deere & Co.                                 6,088           508,287
                Dover Corp.                                 5,292           261,584
                Eaton Corp.                                 3,899           293,985
                ITT Corp.                                   4,802           237,699
                Illinois Tool Works, Inc.                  10,749           510,578
                Ingersoll-Rand Co. Class A                  8,539           365,298
                Navistar International Corp. (a)            1,596            39,278
                PACCAR, Inc.                                4,327           356,458
                Pall Corp.                                  3,241            90,748
                Parker Hannifin Corp.                       3,123           242,345
                                                                       ------------
                                                                          4,741,986
-----------------------------------------------------------------------------------
Media--3.4%
                CBS Corp. Class B                          20,050           542,352
                Clear Channel Communications, Inc.         13,062           404,269
                Comcast Corp. Class A (a)                  54,837         1,795,363
                Dow Jones & Co., Inc.                       1,534            53,705
                EW Scripps Co. Class A                      2,200            94,908
                Gannett Co., Inc.                           6,173           345,256
                Interpublic Group of Cos., Inc. (a)        11,323            94,547
                McClatchy Co. Class A                           0                10
                The McGraw-Hill Cos., Inc.                  9,288           466,536
                Meredith Corp.                              1,097            54,345
                New York Times Co. Class A                  3,755            92,148
                News Corp. Class A                         61,395         1,177,556
                Omnicom Group                               4,428           394,491
                Time Warner, Inc.                         111,138         1,922,687
                Tribune Co.                                 5,684           184,332
                Univision Communications, Inc.
                  Class A (a)                               5,782           193,697
                Viacom, Inc. Class B (a)                   18,714           670,710
                Walt Disney Co.                            56,963         1,708,890
                                                                       ------------
                                                                         10,195,802
-----------------------------------------------------------------------------------
Metals & Mining--1.0%
                Alcoa, Inc.                                22,583           730,786
                Allegheny Technologies, Inc.                2,264           156,759
                Freeport-McMoRan Copper & Gold, Inc.
                  Class B                                   4,892           271,066
                Newmont Mining Corp.                       11,650           616,635
                Nucor Corp.                                 8,088           438,774
                Phelps Dodge Corp.                          5,290           434,626
                United States Steel Corp.                   3,242           227,329
                                                                       ------------
                                                                          2,875,975
-----------------------------------------------------------------------------------
Multi-Utilities--1.4%
                Ameren Corp.                                5,329           269,114
                CMS Energy Corp. (a)                        5,740            74,276
                Centerpoint Energy, Inc.                    8,082           101,025
                Consolidated Edison, Inc.                   6,379           283,483
                DTE Energy Co.                              4,614           187,974
                Dominion Resources, Inc.                    9,020           674,606
                Duke Energy Corp.                          32,047           941,220
                KeySpan Corp.                               4,542           183,497


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006          9

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Multi-Utilities (concluded)
                NiSource, Inc.                              7,076      $    154,540
                PG&E Corp.                                  9,010           353,913
                Public Service Enterprise Group, Inc.       6,526           431,499
                Sempra Energy                               6,725           305,853
                TECO Energy, Inc.                           5,418            80,945
                Xcel Energy, Inc.                          10,525           201,870
                                                                       ------------
                                                                          4,243,815
-----------------------------------------------------------------------------------
Multiline Retail--1.2%
                Big Lots, Inc. (a)                          2,960            50,557
                Dillard's, Inc. Class A                     1,604            51,087
                Dollar General Corp.                        8,093           113,140
                Family Dollar Stores, Inc.                  4,031            98,477
                Federated Department Stores                14,358           525,503
                JC Penney Co., Inc.                         6,095           411,473
                Kohl's Corp. (a)                            8,836           522,384
                Nordstrom, Inc.                             5,590           204,035
                Sears Holdings Corp. (a)                    2,517           389,732
                Target Corp.                               22,410         1,095,177
                                                                       ------------
                                                                          3,461,565
-----------------------------------------------------------------------------------
Office Electronics--0.1%
                Xerox Corp. (a)                            23,833           331,517
-----------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--8.2%
                Anadarko Petroleum Corp.                   11,901           567,559
                Apache Corp.                                8,574           585,175
                Chesapeake Energy Corp.                    10,698           323,614
                Chevron Corp.                              57,528         3,570,188
                ConocoPhillips                             42,841         2,807,371
                Consol Energy, Inc.                         4,755           222,154
                Devon Energy Corp.                         11,426           690,245
                EOG Resources, Inc.                         6,295           436,495
                El Paso Corp.                              18,057           270,855
                Exxon Mobil Corp.                         157,030         9,633,790
                Hess Corp.                                  6,259           330,788
                Kerr-McGee Corp.                            5,893           408,680
                Kinder Morgan, Inc.                         2,706           270,302
                Marathon Oil Corp.                          9,407           783,603
                Murphy Oil Corp.                            4,311           240,812
                Occidental Petroleum Corp.                 11,116         1,139,946
                Sunoco, Inc.                                3,443           238,565
                Valero Energy Corp.                        15,973         1,062,524
                Williams Cos., Inc.                        15,447           360,842
                XTO Energy, Inc.                            9,451           418,396
                                                                       ------------
                                                                         24,361,904
-----------------------------------------------------------------------------------
Paper & Forest Products--0.3%
                International Paper Co.                    12,794           413,246
                Louisiana-Pacific Corp.                     2,757            60,378
                MeadWestvaco Corp.                          4,692           131,048
                Weyerhaeuser Co.                            6,391           397,840
                                                                       ------------
                                                                          1,002,512
-----------------------------------------------------------------------------------
Personal Products--0.2%
                Alberto-Culver Co. Class B                  1,974            96,173
                Avon Products, Inc.                        11,687           362,297
                The Estee Lauder Cos., Inc. Class A         3,082           119,181
                                                                       ------------
                                                                            577,651
-----------------------------------------------------------------------------------
Pharmaceuticals--6.5%
                Abbott Laboratories                        39,611         1,727,436
                Allergan, Inc.                              3,962           424,964
                Barr Pharmaceuticals, Inc. (a)              2,756           131,434
                Bristol-Myers Squibb Co.                   51,034         1,319,739
                Eli Lilly & Co.                            29,331         1,621,124
                Forest Laboratories, Inc. (a)               8,459           327,279
                Johnson & Johnson                          76,851         4,604,912
                King Pharmaceuticals, Inc. (a)              6,287           106,879
                Merck & Co., Inc.                          56,645         2,063,577
                Mylan Laboratories                          5,457           109,140
                Pfizer, Inc.                              190,175         4,463,407
                Schering-Plough Corp.                      38,440           731,513
                Watson Pharmaceuticals, Inc. (a)            2,648            61,645
                Wyeth                                      34,933         1,551,375
                                                                       ------------
                                                                         19,244,424
-----------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)--1.0%
                Apartment Investment & Management
                  Co. Class A                               2,523           109,624
                Archstone-Smith Trust                       5,548           282,227
                Boston Properties, Inc.                     2,371           214,338
                Equity Office Properties Trust              9,503           346,955
                Equity Residential                          7,560           338,159
                Kimco Realty Corp.                          5,496           200,549
                Plum Creek Timber Co., Inc.                 4,785           169,868
                ProLogis                                    6,359           331,431
                Public Storage, Inc.                        2,149           163,109
                Simon Property Group, Inc.                  4,758           394,629
                Vornado Realty Trust                        3,087           301,137
                                                                       ------------
                                                                          2,852,026
-----------------------------------------------------------------------------------
Road & Rail--0.8%
                Burlington Northern Santa Fe Corp.          9,464           750,022
                CSX Corp.                                   5,752           405,171
                Norfolk Southern Corp.                     10,763           572,807
                Ryder System, Inc.                          1,583            92,495
                Union Pacific Corp.                         6,981           648,954
                                                                       ------------
                                                                          2,469,449
-----------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment--2.7%
                Advanced Micro Devices, Inc. (a)           12,565           306,837
                Altera Corp. (a)                            9,326           163,671
                Analog Devices, Inc.                        9,375           301,312
                Applied Materials, Inc.                    40,588           660,773
                Broadcom Corp. Class A (a)                 11,888           357,234
                Freescale Semiconductor, Inc.
                  Class B (a)                              10,532           309,641
                Intel Corp.                               150,975         2,860,976
                Kla-Tencor Corp.                            5,160           214,501
                LSI Logic Corp. (a)                        10,297            92,158
                Linear Technology Corp.                     7,881           263,935
                Maxim Integrated Products, Inc.             8,324           267,284
                Micron Technology, Inc. (a)                18,820           283,429
                National Semiconductor Corp.                8,763           208,998
                Novellus Systems, Inc. (a)                  3,303            81,584
                Nvidia Corp. (a)                            9,149           194,782
                PMC-Sierra, Inc. (a)                        5,359            50,375
                Teradyne, Inc. (a)                          5,145            71,670
                Texas Instruments, Inc.                    40,438         1,224,867
                Xilinx, Inc.                                8,915           201,925
                                                                       ------------
                                                                          8,115,952
-----------------------------------------------------------------------------------


10      S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

Schedule of Investments (concluded)

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Software--3.1%
                Adobe Systems, Inc. (a)                    15,540      $    471,794
                Autodesk, Inc. (a)                          6,014           207,242
                BMC Software, Inc. (a)                      5,524           132,024
                CA, Inc.                                   11,843           243,374
                Citrix Systems, Inc. (a)                    4,728           189,782
                Compuware Corp. (a)                         9,794            65,620
                Electronic Arts, Inc. (a)                   7,947           342,039
                Intuit, Inc. (a)                            4,435           267,830
                Microsoft Corp.                           227,696         5,305,317
                Novell, Inc. (a)                            8,799            58,337
                Oracle Corp. (a)                          101,074         1,464,562
                Parametric Technology Corp. (a)             2,892            36,757
                Symantec Corp. (a)                         26,866           417,498
                                                                       ------------
                                                                          9,202,176
-----------------------------------------------------------------------------------
Specialty Retail--2.1%
                AutoNation, Inc. (a)                        3,850            82,544
                AutoZone, Inc. (a)                          1,388           122,422
                Bed Bath & Beyond, Inc. (a)                 7,326           243,003
                Best Buy Co., Inc.                         10,449           573,023
                Circuit City Stores, Inc.                   3,908           106,376
                The Gap, Inc.                              14,275           248,385
                Home Depot, Inc.                           53,646         1,919,990
                Limited Brands                              8,904           227,853
                Lowe's Cos., Inc.                          20,135         1,221,590
                Office Depot, Inc. (a)                      7,467           283,746
                OfficeMax, Inc.                             1,846            75,225
                RadioShack Corp.                            3,512            49,168
                The Sherwin-Williams Co.                    2,892           137,312
                Staples, Inc.                              18,898           459,599
                TJX Cos., Inc.                             11,862           271,165
                Tiffany & Co.                               3,651           120,556
                                                                       ------------
                                                                          6,141,957
-----------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.4%
                Coach, Inc. (a)                             9,991           298,731
                Jones Apparel Group, Inc.                   2,921            92,859
                Liz Claiborne, Inc.                         2,719           100,766
                Nike, Inc. Class B                          4,898           396,738
                VF Corp.                                    2,279           154,790
                                                                       ------------
                                                                          1,043,884
-----------------------------------------------------------------------------------
Thrifts & Mortgage Finance--1.6%
                Countrywide Financial Corp.                15,771           600,560
                Fannie Mae                                 25,122         1,208,368
                Freddie Mac                                17,935         1,022,474
                Golden West Financial Corp.                 6,648           493,282
                MGIC Investment Corp.                       2,263           147,095
                Sovereign Bancorp, Inc.                     8,767           178,060
                Washington Mutual, Inc.                    24,936         1,136,583
                                                                       ------------
                                                                          4,786,422
-----------------------------------------------------------------------------------
Tobacco--1.5%
                Altria Group, Inc.                         54,195         3,979,539
                Reynolds American, Inc.                     2,224           256,427
                UST, Inc.                                   4,189           189,301
                                                                       ------------
                                                                          4,425,267
-----------------------------------------------------------------------------------
Trading Companies & Distributors--0.0%
                WW Grainger, Inc.                           1,978           148,805
-----------------------------------------------------------------------------------
Wireless Telecommunication Services--0.7%
                Alltel Corp.                               10,099           644,619
                Sprint Nextel Corp.                        77,317         1,545,567
                                                                       ------------
                                                                          2,190,186
-----------------------------------------------------------------------------------
                Total Common Stocks
                (Cost--$276,454,204)--100.2%                            298,377,012
===================================================================================

                                                             Face
                Short-Term Securities                      Amount
===================================================================================
Time Deposits--3.6%
                State Street Bank & Trust Co., 4.25%
                  due 7/03/2006                       $10,663,422        10,663,422
-----------------------------------------------------------------------------------
                Total Short-Term Securities
                (Cost--$10,663,422)--3.6%                                10,663,422
-----------------------------------------------------------------------------------
                Total Investments
                (Cost--$287,117,626)--103.8%                            309,040,434
===================================================================================

                                                        Number of
                Call Options Written                    Contracts
===================================================================================
                S&P 500 Index, expiring
                  July 2006 at USD 1,250                    2,404        (7,452,400)
-----------------------------------------------------------------------------------
                Total Call Options Written
                (Premiums Received--$6,022,885)--(2.5%)                  (7,452,400)
===================================================================================
                Total Investments, Net of Options Written,
                (Cost--$281,094,741*)--101.3%                           301,588,034

                Liabilities in Excess of Other Assets--(1.3%)            (3,841,752)
                                                                       ------------
                Net Assets--100.0%                                     $297,746,282
                                                                       ============
-----------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................    $299,707,492
                                                                   ============
      Gross unrealized appreciation ...........................    $  4,831,484
      Gross unrealized depreciation ...........................      (2,950,942)
                                                                   ------------
      Net unrealized appreciation .............................    $  1,880,542
                                                                   ============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                         (411)            $12,220
      --------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration         Face       Unrealized
      Contracts         Issue             Date            Value     Appreciation
      --------------------------------------------------------------------------
         109       E-MINI S&P 500    September 2006    $6,862,045     $110,685
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006         11

Statement of Assets, Liabilities and Capital

As of June 30, 2006
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
         Investments in unaffiliated securities, at value (identified cost--$275,138,261)                       $ 296,708,824
         Investments in affiliated securities, at value (identified cost--$11,979,365) ...                         12,331,610
         Cash collateral on financial futures contracts ..................................                            340,988
         Receivables:
            Dividends ....................................................................    $     347,195
            Securities sold ..............................................................          196,283
            Interest .....................................................................            1,259           544,737
                                                                                              -------------
         Other assets ....................................................................                             66,067
                                                                                                                -------------
         Total assets ....................................................................                        309,992,226
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
         Options written, at value (premiums received--$6,022,885) .......................                          7,452,400
         Payables:
            Dividends to shareholders ....................................................        4,489,549
            Investment adviser ...........................................................          210,722
            Securities purchased .........................................................           19,282
            Variation margin .............................................................           16,895         4,736,448
                                                                                              -------------
         Accrued expenses ................................................................                             57,096
                                                                                                                -------------
         Total liabilities ...............................................................                         12,245,944
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
         Net Assets ......................................................................                      $ 297,746,282
                                                                                                                =============
=============================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------
         Common Stock, $.001 par value, 100,000,000 shares authorized ....................                      $      17,161
         Paid-in capital in excess of par ................................................                        307,605,539
         Accumulated distributions in excess of investment income--net ...................    $ (15,793,007)
         Accumulated realized capital losses--net ........................................      (14,687,389)
         Unrealized appreciation--net ....................................................       20,603,978
                                                                                              -------------
         Total accumulated losses--net ...................................................                         (9,876,418)
                                                                                                                -------------
         Total capital--Equivalent to $17.35 per share based on 17,160,699 shares of
          Common Stock outstanding (market price--$16.45) ................................                      $ 297,746,282
                                                                                                                =============

      See Notes to Financial Statements.


12      S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

Statement of Operations

For the Six Months Ended June 30, 2006
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
            Dividends (including $12,220 from affiliates) ................................                      $   2,885,793
            Interest .....................................................................                            113,841
                                                                                                                -------------
            Total income .................................................................                          2,999,634
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .....................................................    $   1,396,331
            Accounting services ..........................................................           79,461
            Professional fees ............................................................           40,884
            Directors' fees and expenses .................................................           32,593
            Transfer agent fees ..........................................................           28,117
            Custodian fees ...............................................................           21,045
            Printing and shareholder reports .............................................           18,148
            Listing fees .................................................................            8,400
            Pricing fees .................................................................              601
            Other ........................................................................            6,362
                                                                                              -------------
            Total expenses ...............................................................                          1,631,942
                                                                                                                -------------
            Investment income--net .......................................................                          1,367,692
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments (including $7,918 from affiliates)--net .......................        1,294,671
               Financial futures contracts--net ..........................................         (194,800)
               Options written--net ......................................................       10,693,191        11,793,062
                                                                                              -------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ..........................................................        3,691,665
               Financial futures contracts--net ..........................................          183,326
               Options written--net ......................................................       (4,337,575)         (462,584)
                                                                                              -------------------------------
            Total realized and unrealized gain--net ......................................                         11,330,478
                                                                                                                -------------
            Net Increase in Net Assets Resulting from Operations .........................                      $  12,698,170
                                                                                                                =============

      See Notes to Financial Statements.


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006         13

Statements of Changes in Net Assets

                                                                                                               For the Period
                                                                                                For the Six      March 31,
                                                                                               Months Ended       2005+ to
                                                                                                 June 30,       December 31,
Increase (Decrease) in Net Assets:                                                                 2006             2005
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
            Investment income--net .......................................................    $   1,367,692     $   2,283,284
            Realized gain (loss)--net ....................................................       11,793,062       (13,909,879)
            Change in unrealized appreciation/depreciation--net ..........................         (462,584)       21,066,562
                                                                                              -------------------------------
            Net increase in net assets resulting from operations .........................       12,698,170         9,439,967
                                                                                              -------------------------------
=============================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
            Investment income--net .......................................................      (17,160,699)       (2,283,284)
            Realized gain--net ...........................................................               --       (12,570,572)
            Tax return of capital ........................................................               --       (19,112,079)
                                                                                              -------------------------------
            Net decrease in net assets resulting from dividends and distributions to
             shareholders ................................................................      (17,160,699)      (33,965,935)
                                                                                              -------------------------------
=============================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------
            Net proceeds from issuance of shares .........................................               --       320,880,000
            Value of shares issued to shareholders in reinvestment of dividends ..........               --         6,426,771
            Offering costs resulting from the issuance of shares .........................          (89,933)         (582,067)
                                                                                              -------------------------------
            Net increase (decrease) in net assets resulting from common stock transactions          (89,933)      326,724,704
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ......................................       (4,552,462)      302,198,736
            Beginning of period ..........................................................      302,298,744           100,008
                                                                                              -------------------------------
            End of period* ...............................................................    $ 297,746,282     $ 302,298,744
                                                                                              ===============================
               * Accumulated distributions in excess of investment income--net ...........    $ (15,793,007)               --
                                                                                              ===============================

+     Commencement of operations.

      See Notes to Financial Statements.


14      S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

Financial Highlights

                                                                                                 For the        For the Period
                                                                                                Six Months        March 31,
                                                                                                  Ended           2005+ to
The following per share data and ratios have been derived                                        June 30,        December 31,
from information provided in the financial statements.                                             2006             2005
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .........................................    $       17.62     $       19.10
                                                                                              -------------------------------
            Investment income--net*** ....................................................              .08               .13
            Realized and unrealized gain--net ............................................              .66               .42
                                                                                              -------------------------------
            Total from investment operations .............................................              .74               .55
                                                                                              -------------------------------
            Less dividends and distributions from:
             Investment income--net ......................................................            (1.00)             (.13)
             Realized gain--net ..........................................................               --              (.74)
             Tax return of capital .......................................................               --             (1.13)
                                                                                              -------------------------------
            Total dividends and distributions ............................................            (1.00)            (2.00)
                                                                                              -------------------------------
            Offering costs resulting from the issuance of Common Stock ...................             (.01)             (.03)
                                                                                              -------------------------------
            Net asset value, end of period ...............................................    $       17.35     $       17.62
                                                                                              ===============================
            Market price per share, end of period ........................................    $       16.45     $       16.40
                                                                                              ===============================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ...........................................             4.28%@            3.11%@
                                                                                              ===============================
            Based on market price per share ..............................................             6.23%@           (8.35%)@
                                                                                              ===============================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
            Expenses .....................................................................             1.05%*            1.03%*
                                                                                              ===============================
            Investment income--net .......................................................              .88%*             .96%*
                                                                                              ===============================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .....................................    $     297,746     $     302,299
                                                                                              ===============================
            Portfolio turnover ...........................................................             3.49%            16.70%
                                                                                              ===============================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006         15

Notes to Financial Statements

1. Significant Accounting Policies:

S&P 500(R) Covered Call Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol BEP. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund will engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


16      S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

o Options -- The Fund purchases and writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. A portion of the dividends paid by the Fund during the period March 31, 2005 to December 31, 2005 was characterized as a tax return of capital.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory and Management Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co. Inc. ("ML & Co.").


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006         17

Notes to Financial Statements (concluded)

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .90% of the average daily value of the Fund's net assets plus borrowings for investment purposes but exclude any net assets attributable to leveraging transactions. IQ has entered into a Subadvisory Agreement with PEA Capital LLC ("PEA") pursuant to which PEA provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay PEA a monthly fee at an annual rate of .40% of the average daily value of the Fund's net assets plus borrowings for investment purposes but exclude any net assets attributable to leveraging transactions. There was no increase in the aggregate fees paid by the Fund for these services.

Certain officers and/or directors of the Fund are officers and/or directors of IQ and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transition is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $10,705,638 and $16,095,359 respectively.

Transactions in options written for the six months ended June 30, 2006 were as follows:

-------------------------------------------------------------------------------
                                                   Number of          Premiums
                                                   Contracts          Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ....................             2,425       $  3,684,060
Options written ..........................            14,813         25,276,551
Options closed ...........................            (9,897)       (14,284,442)
Options expired ..........................            (4,937)        (8,653,284)
                                                 ------------------------------
Outstanding call options written,
  end of period ..........................             2,404       $  6,022,885
                                                 ==============================


4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended June 30, 2006 remained constant and for the period March 31, 2005 to December 31, 2005 increased by 16,800,000 from shares sold and 355,463 as a result of dividend reinvestment.


18      S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

Renewal of Current Investment Advisory and Management Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act") has the responsibility under the Investment Company Act to consider annually the Investment Advisory and Management Agreement of each Fund (each, a "Management Agreement" and together, the "Management Agreements"). Each Fund's Board of Directors receives, reviews and evaluates information concerning the services and personnel of IQ Investment Advisors LLC ("IQ Advisors") and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis is placed on information concerning profitability, comparability of fees, total expenses and a Fund's investment performance at meetings at which a renewal of the Management Agreement is considered, the process of evaluating IQ Advisors and a Fund's investment advisory arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by IQ Advisors under the Management Agreement is expected to include deliberations at future quarterly meetings.

At a Board meeting held on June 5, 2006, all of the Directors present at the meeting renewed the Management Agreement for each Fund for an additional one-year term. Each Management Agreement was considered separately by the relevant Fund's Directors. In considering whether to approve the Management Agreements, the Directors reviewed a meeting book and other materials from counsel to the Funds and from IQ Advisors which: (i) included information concerning the services rendered to the Funds by IQ Advisors and IQ Advisors' affiliates; (ii) contained information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; and
(iii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper Inc. ("Lipper") comparing each Fund's fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In voting to approve the renewal of each Fund's Management Agreement, the Boards considered, in particular, the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates -- The Directors reviewed the services that IQ Advisors has provided to the Funds. The Board of each Fund considered the size, education and experience of IQ Advisors' staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of each Fund's subadviser. In connection with the investment advisory services provided, the Board of Directors discussed in detail with officers of IQ Advisors the management of each Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions entered into on behalf of each Fund. During this discussion, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of each Fund's investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Funds, the Boards of Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Boards of Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund's day-to-day operations and its oversight of Fund accounting. The Boards noted that IQ Advisors has an administrative, legal and compliance staff that helps ensure a high level of quality in the compliance and administrative services provided to the Funds. The Boards also considered each Fund's compliance history. Based on the presentations at the meeting and the Directors' experience as Directors of other investment companies advised by IQ Advisors, the Boards of Directors concluded that the services provided to the Funds by IQ Advisors under the Management Agreements were of a high quality and benefited the Funds.

(b) Investment performance of the Funds and IQ Advisors -- The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Boards of Directors also considered the innovative nature of each Fund. The Boards noted that each Fund uses a relatively unique investment strategy and that comparisons of a Fund's investment performance to the performance of other investment companies were generally not meaningful. The Boards reviewed each Fund's investment performance and compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each Fund was achieving its investment objective, noting that each Fund had been in operation for a relatively short period of time. In particular, the Boards noted that all of the Funds generally performed as expected relative to their respective reference index and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that each Fund's performance was satisfactory.


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006         19

Renewal of Current Investment Advisory and Management Agreements (concluded)

Based on these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Funds.

(c) Cost of the services provided and profits realized by IQ Advisors and its affiliates from the relationship with the Funds -- The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund's profitability (if any) to IQ Advisors and its affiliates. The Directors also reviewed and considered a report prepared by independent consultants engaged by the Directors to review and evaluate IQ Advisors' methodology in calculating profitability. After discussions with the independent consultants, who participated in the meeting, and reviewing their report, the Directors concluded that that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors discussed with representatives of IQ Advisors its general level of profitability (if any), and the profits derived by its affiliates, including MLIM, from operating the Funds. The Boards also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), from the establishment of Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Boards considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Boards concluded that any profits made by IQ Advisors and its affiliates (including MLIM and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Boards also concluded that each Fund benefited from these services.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale -- The Boards considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Boards noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from the appreciation of Fund assets. The Boards also noted that each Fund, except for Dow 30(SM) Premium & Dividend Income Fund Inc. and S&P 500(R) Covered Call Fund Inc., is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Boards determined that no changes were currently necessary to each Fund's fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees after the one-year renewal term of the Management Agreements.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients -- The Directors compared both the services rendered and the fees paid under the Management Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated each Fund's contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the relatively unique nature of the investment strategies of the Funds and the fact that the relevant peer group of funds provided by Lipper for comparison might have investment strategies and restrictions different from those of the Funds. The Boards did not consider compensation paid with respect to accounts other than registered investment companies because IQ Advisors utilizes each Fund's strategy in connection with only its registered funds. In particular, the Boards noted that each Fund's contractual management fee rate at a common asset level was lower than the median fee rate of its peer funds.

Conclusion -- No single factor was determinative to the decision of the Boards. Based on the foregoing and such other matters as were deemed relevant, all of the Directors who were present at the June 5, 2006 meeting concluded that the advisory fee rate of each Fund was reasonable in relation to the services provided by IQ Advisors to the Funds, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Boards also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds of similar size. As a result, the Board of Directors of each Fund approved the Management Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

"Dow 30" is a service mark of Dow Jones & Company, Inc.


20      S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

Renewal of Current Investment Subadvisory Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, at a meeting held on June 5, 2006 considered and approved the renewal of the Current Investment Subadvisory Agreement of each Fund (each a "Subadvisory Agreement" and together, the "Subadvisory Agreements"). Each Subadvisory Agreement was considered separately by the relevant Fund's Directors. At each quarterly meeting of the Board of Directors, each Fund's Board receives, reviews and evaluates information concerning the services and personnel of MLIM, as subadviser to each of S&P 500(R) GEARED(SM) Fund Inc. and Small Cap Premium & Dividend Income Fund Inc., PEA Capital LLC ("PEA"), as subadviser to each of S&P 500(R) Covered Call Fund Inc. and Enhanced S&P 500(R) Covered Call Fund Inc., and Nuveen Asset Management ("Nuveen", and together with MLIM and PEA, the "Subadvisers"), as subadviser to Dow 30(SM) Premium & Dividend Income Fund Inc. While particular emphasis is placed on information concerning a Fund's investment performance at meetings at which a renewal of the Subadvisory Agreements is considered, the process of evaluating each Subadviser and the Fund's subadvisory arrangements is an ongoing one.

(a) The nature, extent and quality of services provided by each Subadviser -- The Directors reviewed the services that each Subadviser provides to each of their respective Funds. In connection with the investment subadvisory services provided to the respective Funds, the Directors discussed in detail with officers of IQ Advisors and members of each Subadviser's portfolio management team, the management of each Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that have been entered into on behalf of the Funds. Drawing on their collective industry experience, the Directors discussed each Fund's investment strategy with representatives from each Subadviser, including discussions regarding the premises underlying the Fund's investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser's portfolio management teams. With respect to Funds subadvised by MLIM, the Directors discussed the fact that MLIM would be merging with BlackRock to form a new advisory firm and considered the potential effects such merger may have on such Funds before and after the merger. With respect to Funds subadvised by PEA, the Directors discussed the fact that it was being contemplated that PEA would be dissolved and all of its personnel and resources would be transferred to its affiliate, Oppenheimer Capital LLC. The Directors considered the potential effects such novation may have on the Funds subadvised by PEA and determined that it would not result in any change in the way in which the Funds are managed or operated and would not harm the Funds in any manner and that there would not be an assignment of the Subadvisory Agreement within the meaning of the Investment Company Act.

The Board of Directors of each Fund concluded that the services provided to the Fund by each of the Subadvisers under the Subadvisory Agreement were of a high quality and would continue to benefit the respective Funds.

(b) Investment performance of the Funds and each Subadviser -- The Board of Directors of each Fund received and considered information about the Fund's investment performance in comparison to the performance of its relative reference index and also in light of its stated investment objective and made the determinations discussed above under "Renewal of Current Investment Advisory and Management Agreements." Based on these factors, the Directors determined that each Subadviser continued to be appropriate for each of its respective Funds.

(c) Cost of the services provided and profits realized by each Subadviser from its relationship with the relevant Funds -- The Directors considered the profitability to MLIM of serving as investment subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under "Renewal of Current Investment Advisory and Management Agreements". Based on such information, the Boards concluded that MLIM's profits are acceptable in relation to the nature, extent and quality of services provided.

The Directors noted that profitability data was not provided with respect to the unaffiliated Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at "arm's length" between the Subadviser and IQ Advisors.

Each Fund's Board of Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with the Fund, including the reputational benefits from managing the Funds. The Board of Directors of each Fund concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale -- The Boards considered the


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006         21

Renewal of Current Investment Subadvisory Agreements (concluded)

extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the subadvisory fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that each Subadviser's fees are paid by IQ Advisors out of its fees and not by the Funds directly. The Boards noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from the appreciation of Fund assets. The Boards also noted that each Fund, except for Dow 30(SM) Premium & Dividend Income Fund Inc. and S&P 500(R) Covered Call Fund Inc., is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the one-year renewal term of the Subadvisory Agreements.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients -- The Boards discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to the Boards as noted above, including the fact that the subadvisory fee for each Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Boards concluded that the subadvisory fee for each Fund was reasonable for the services being rendered.

Conclusion -- No single factor was determinative to the decision of the Boards. Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the June 5, 2006 meeting concluded that the relevant subadvisory fee rate was reasonable in relation to the services provided by each Subadviser. As a result, all of the Directors approved the Subadvisory Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

"GEARED" is a service mark of Merrill Lynch & Co.


22      S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


        S&P 500(R) COVERED CALL FUND INC.               JUNE 30, 2006         23

[LOGO] IQ INVESTMENT
       ADVISORS                                                www.IQIAFunds.com

S&P 500(R) Covered Call Fund Inc. seeks to provide total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the CBOE S&P 500 BuyWrite Index(SM).

This report, including the financial information herein, is transmitted to shareholders of S&P 500(R) Covered Call Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

S&P 500(R) Covered Call Fund Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #IQBEP -- 6/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&P 500(R) Covered Call Fund Inc.


By: /s/ Mitchell M. Cox
    ---------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    S&P 500(R) Covered Call Fund Inc.

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    ---------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    S&P 500(R) Covered Call Fund Inc.

Date: August 23, 2006


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    S&P 500(R) Covered Call Fund Inc.

Date: August 23, 2006